UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Compass Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 207

Zephyr Cove, NV

(Address of principal executive offices)

89448

(Zip Code)

Registrant’s telephone number, including area code: (775) 339-1671

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

General Description of the Merger Agreement

On January 6, 2026, Compass Digital Acquisition Corp., a Cayman Islands exempted company (“CDAQ”), entered into an agreement and plan of merger (the “Merger Agreement”) with Titan Holdings Corp., a newly formed Delaware corporation and a direct wholly-owned subsidiary of CDAQ (“Pubco”), Titan SPAC Merger Sub Corp., a newly formed Cayman Islands exempted company and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), Titan Merger Sub Inc., a newly formed Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with the Purchaser Merger Sub, the “Merger Subs”), and Key Mining Corp., a Delaware corporation (“KMC”), for a proposed business combination between CDAQ and KMC (the “Business Combination”). KMC is a global critical minerals and infrastructure company focused on acquiring, advancing and developing assets in the Americas with projects in Chile and the United States. Pursuant to the Merger Agreement, (a) Purchaser Merger Sub will merge with and into CDAQ, with CDAQ continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Purchaser Merger”), and with the securityholders of CDAQ receiving substantially equivalent securities of Pubco, and (b) Company Merger Sub will merge with and into KMC, with KMC continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Company Merger” and, together with the Purchaser Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), and with KMC stockholders receiving shares of Pubco common stock and with Pubco assuming all outstanding KMC options and warrants. Immediately following the Purchaser Merger, CDAQ will de-register from the Register of Companies in the Cayman Islands and domesticate as a Delaware corporation. As a result, each of CDAQ and KMC will become wholly-owned subsidiaries of Pubco following the consummation of the Business Combination and Pubco will become a publicly-traded holding company named “Key Mining Holdings Corp.” for the combined company.

Merger Consideration

Pursuant to the Merger Agreement, the total consideration to be paid by Pubco to the KMC securityholders (excluding holders of KMC options and warrants) at the effective time of the Mergers will be an amount equal to $230.0 million (the “Merger Consideration”), which will be paid entirely in shares of Pubco common stock, with each share valued at $10.00 per share. Each KMC stockholder will receive a number of shares of Pubco common stock equal to the result of dividing the “Per Share Price” (as defined in the Merger Agreement) by $10.00. No fractional shares of Pubco common stock will be issued, instead the number of shares issued to each recipient will be rounded up to the nearest whole share. Outstanding KMC options and warrants will be assumed by Pubco and converted into options and warrants to acquire shares of Pubco common stock with the same terms as the existing KMC options and warrants, except that the exercise price and number of shares will be adjusted based on the conversion ratio of KMC common stock to Pubco common stock. The Pubco common stock issued as Merger Consideration and the KMC options and warrants assumed by Pubco are not subject to any contractual post-Closing lock-up or transfer restrictions.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of CDAQ, Pubco, the Merger Subs and KMC as of the date of the Merger Agreement or other specified dates solely for the benefit of certain of the parties to the Merger Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. “Material Adverse Effect” as used in the Merger Agreement means, in short, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, operations, results of operations or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are also subject to specified exceptions and qualifications contained in information provided pursuant to certain disclosure schedules to the Merger Agreement.

In the Merger Agreement, CDAQ made certain customary representations and warranties to KMC as of the date of the Merger Agreement and as of the closing of the Business Combination (the “Closing”), including, among others, with respect to (i) organization and standing, (ii) authorization and binding agreement, (iii) governmental approvals, (iv) non-contravention, (v) capitalization, (vi) the Securities and Exchange Commission (the “SEC”) filings and CDAQ financials, (vii) absence of certain changes, (viii) compliance with laws, (ix) actions, orders and permits, (x) taxes and returns, (xi) employees and employee benefit plans, (xii) properties, (xiii) material contracts, (xiv) transactions with affiliates, (xv) the Investment Company Act of 1940, as amended (the “Investment Company Act”), (xvi) finders and brokers, (xvii) CDAQ activities, (xviii) certain business practices, (xix) insurance, (xx) independent investigation, (xxi) information supplied and (xxii) CDAQ’s trust account (the “Trust Account”).

In the Merger Agreement, Pubco and the Merger Subs made certain customary representations and warranties to KMC, including, among others, with respect to (i) organization and standing, (ii) authorization and binding agreement, (iii) governmental approvals, (iv) non-contravention, (v) capitalization, (vi) ownership of exchange shares, (vii) Pubco and Merger Subs activities, (viii) finders and brokers and (ix) the Investment Company Act.

In the Merger Agreement, KMC made certain customary representations and warranties to CDAQ, as of the date of the Merger Agreement and as of the Closing, including, among others, with respect to (i) organization and standing, (ii) authorization and binding agreement, (iii) capitalization, (iv) subsidiaries, (v) government approvals, (vi) non-contravention, (vii) financial statements, (viii) absence of certain changes, (ix) compliance with laws, (x) company permits, (xi) litigation, (xii) material contracts, (xiii) intellectual property, (xiv) taxes and returns, (xv) real property, (xvi) personal property, (xvii) title to and sufficiency of assets, (xviii) employment matters, including the representation that KMC has no employees and operates through independent contractors, (xix) benefit plans, (xx) environmental matters, (xxi) mining and desalination, including representations regarding the validity and good standing of certain Chilean mining concessions, and the necessary maritime concessions and permits for certain desalination facilities, (xxii) transactions with related persons, (xxiii) insurance, (xxiv) books and records, (xxv) certain business practices, (xxvi) the Investment Company Act, (xxvii) finders and brokers, (xxviii) independent investigation and (xxix) information supplied.

Each party’s representations, warranties and pre-Closing covenants contained in the Merger Agreement do not survive the Closing, and no party has any post-Closing indemnification obligations. Only the covenants and agreements of the parties to be performed after the Closing will survive the Closing, with such covenants and agreements surviving until fully performed. The Merger Agreement does not permit recourse against anyone other than the parties to the Merger Agreement.

Covenants

In addition to customary covenants regarding the conduct of their respective businesses, no trading, notification of certain matters, efforts, access and information, confidential information and public announcements, D&O indemnification, CDAQ public filings, tax matters, use of Trust Account proceeds and other customary covenants, the parties agreed to the following covenants:

●	KMC will deliver to CDAQ, as promptly as practicable after the date of the Merger Agreement, but in any event (i) within 30 days thereafter, interim financial statements for the nine-month period ended September 30, 2025 reviewed by a Public Company Accounting Oversight Board (United States) (“PCAOB”) qualified auditor in accordance with PCAOB standards (the “Interim Reviewed Financials”), and (ii) within 90 days thereafter, audited annual financial statements as of and for the fiscal year ended December 31, 2025 and the related audited consolidated income statement, changes in shareholder equity and statement of cash flow for the year ended, and the related notes thereto, in each case prepared in accordance with U.S. generally accepted accounting principles and in compliance with applicable SEC requirements and audited by a PCAOB qualified auditor in accordance with PCAOB standards (the “2025 PCAOB Audited Financials”).

●	Each party is subject to a customary “no-shop” covenant between the signing of the Merger Agreement and the Closing, pursuant to which it may not solicit, engage in discussions regarding or provide non-public information in connection with any competing transaction, and is required to promptly notify the other parties of any unsolicited acquisition proposals and terminate any related discussions.

●	The parties will promptly prepare and file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the Pubco securities to be issued in replacement of CDAQ and KMC securities, and a CDAQ proxy statement that will be contained therein for the purpose of soliciting proxies from CDAQ shareholders for the matters to be acted upon at a shareholders meeting to be called for CDAQ shareholders to vote on, among other matters, the Merger Agreement and the Transactions, and CDAQ will call such shareholders meeting within 30 days after the Registration Statement has become effective. The CDAQ board of directors (the “CDAQ Board”) will be required to include in the Registration Statement its recommendation that CDAQ shareholders approve the Merger Agreement and the Transactions and related matters, and be able to change such recommendation only if required by its fiduciary duties, after providing KMC with at least ten (10) days’ prior written notice and an opportunity to negotiate in good faith and revise the terms of the Merger Agreement to avoid such change.

●	KMC will call a stockholders meeting as soon as practicable after the Registration Statement has become effective and use its reasonable best efforts to secure the required stockholder approval, including enforcing the Voting Agreements (as described below).

●	The Pubco board of directors (the “Pubco Board”) after the Closing will consist of five (5) directors, to be composed as follows: (i) one (1) director designated by CDAQ, and (ii) four (4) directors designated by KMC prior to the Closing, one of whom will have served as the President and Chief Executive Officer of KMC prior to the Closing and will also serve as the Chairman of the Pubco Board. A majority of the members of the Pubco Board following the Closing will qualify as independent directors under the rules of the applicable securities exchange on which Pubco’s common stock is listed. The Pubco Board will be a classified board with three (3) classes of directors serving staggered three-year terms, with the composition of each class determined prior to the Closing, subject to applicable securities exchange requirements.

●	Pubco will adopt an equity incentive plan at Closing reserving shares equal to 15% of its outstanding common stock immediately after the Closing, and will file and maintain the effectiveness of a registration statement on Form S-8 covering shares issuable under the plan as soon as practicable when available.

●	KMC will use its reasonable best efforts to cause certain specified individuals to enter into new employment agreements, effective as of the Closing, with Pubco in form and substance reasonably acceptable to KMC and CDAQ.

●	During the period between the signing of the Merger Agreement and the Closing, KMC, CDAQ and Pubco shall use their commercially reasonable efforts to enter into financing agreements (“Financing Agreements”) for one or more financings (“Transaction Financing”) for gross proceeds sufficient to meet the Minimum Cash Condition (as defined below) on such terms and structuring, and using such strategy, placement agents and approach, as CDAQ and KMC shall mutually agree, will reasonably cooperate in connection therewith (including having KMC’s senior management participate in investor meetings as reasonably requested), and will not amend, waive or otherwise modify any Financing Agreements or reduce any committed investment amounts without mutual consent, except as permitted under the Financing Agreements.

●	CDAQ will use commercially reasonable efforts to cause the insiders, including Compass Digital SPAC LLC (the “Legacy Sponsor”) and other holders of CDAQ founder shares, to execute joinders to be bound by the Insider Letter Amendment (as defined below).

●	Immediately prior to the Closing, CDAQ will issue shares to Polar Multi-Strategy Master Fund (“Polar”), pursuant to the certain subscription agreement, dated September 6, 2023, by and among CDAQ, HCG Opportunity, LLC, a Delaware limited liability company (the “Sponsor”) and Polar (the “Polar Subscription Agreement”), which shares will not be eligible for redemption (the “Polar Shares”). At the Closing, CDAQ and Pubco will pay the amounts owed to Polar under the Polar Subscription Agreement, and the parties will use commercially reasonable efforts to register the Polar Shares pursuant to the Registration Statement or, if not registered therein, through a post-Closing registration statement.

Conditions to Closing

The Merger Agreement is subject to customary closing conditions, including (i) receipt of CDAQ shareholder approval, (ii) receipt of KMC stockholder approval, (iii) completion of any antitrust expiration periods, as applicable, (iv) receipt of any specified third party and governmental authority consents, (v) no law or order preventing the Transactions, (vi) appointment of Pubco Board members at Closing, (vii) that the Registration Statement will have been declared effective by the SEC, (viii) minimum cash condition of at least $5.0 million at Closing, after giving effect to Trust Account redemptions, Transaction Financing proceeds and payment of CDAQ expenses and liabilities and up to $1.0 million in KMC transaction expenses (the “Minimum Cash Condition”), (ix) the amended Pubco organizational documents be in full force and effective, (x) the Pubco common stock having been approved for listing on either The Nasdaq Stock Market LLC or NYSE American, as mutually determined by CDAQ and KMC, (xi), Pubco will have amended and restated its organizational documents in substantially the form attached to the Merger Agreement, (xii) CDAQ’s fulfilment of its obligations, including accuracy of representations and warranties, compliance with covenants, no Material Adverse Effect on CDAQ, and effectiveness and/or delivery of certain specified ancillary documents and customary closing certificates and (xiii) KMC’s fulfilment of its obligations, including accuracy of KMC’s representations and warranties, compliance with covenants, no Material Adverse Effect on KMC, and effectiveness and/or delivery of certain specified ancillary documents and customary closing certificates.

Termination

In addition to termination by mutual written consent of CDAQ and KMC, the Merger Agreement provides for termination, in each case by written notice from the terminating party to the other party: (i) by either party if the conditions to the Closing have not been satisfied (except as the result of an uncured breach by the terminating party or its affiliates) or waived and the Closing does not occur by June 30, 2026; (ii) by either party if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable (except as the result of an uncured breach by the terminating party or its affiliates); (iii) by either party for the other party’s (or its affiliates) uncured material breach of its representations, warranties, covenants or agreements set forth in the Merger Agreement such that the related Closing condition would not be satisfied (except where the terminating party or its affiliate is then in uncured material breach); (iv) by CDAQ if there has been an event after the signing of the Merger Agreement that has had a Material Adverse Effect on KMC which is uncured and continuing; (v) by KMC if there has been an event after the signing of the Merger Agreement that has had a Material Adverse Effect on CDAQ, which is uncured and continuing; (vi) by either party if CDAQ shareholders do not approve the Merger Agreement and related proposals at CDAQ’s shareholders meeting; (vii) by either party if the required KMC stockholder approval is not obtained; (viii) by KMC to CDAQ if the CDAQ Board makes a change in the recommendation and does not reverse such change before termination; or (ix) by CDAQ if KMC fails to deliver the Interim Reviewed Financials within 30 days after the date of the Merger Agreement or the 2025 PCAOB Audited Financials within 90 days after the date of the Merger Agreement.

There is no termination fee and each party will bear its own expenses, except that filing and regulatory fees will be split 50/50 unless the Merger Agreement is terminated for the other party’s material breach, in which case the non-terminating party will bear 100% of such fees.

Trust Account Waiver

KMC agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in CDAQ’s Trust Account (including any distributions therefrom) held for CDAQ’s public shareholders. KMC further agreed not to assert, and waived any right to assert, any claim against the Trust Account (including any distributions therefrom).

Governing Law and Jurisdiction

The Merger Agreement is governed by Delaware law, without giving effect to the conflict of laws principles. All actions arising out of or relating to the Merger Agreement shall be heard and determined exclusively in the Chancery Court of the State of Delaware (or, if such court lacks subject matter jurisdiction, in any appropriate Delaware State or federal court) (or in any appellate court thereof).

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement and the terms of which are incorporated by reference herein. The filing of the Merger Agreement herewith provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Merger Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations, warranties and covenants in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations, warranties and covenants in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Related Agreements

Voting Agreement

Simultaneously with the execution of the Merger Agreement, certain KMC stockholders that are insiders, or affiliates of insiders, KMC and CDAQ entered into voting agreements (each, a “Voting Agreement”), pursuant to which, among other things, each KMC stockholder party thereto agreed (a) to support and vote in favor of the adoption of the Merger Agreement and the approval of the Transactions, subject to certain customary conditions, and (b) not to transfer any of their equity interests in KMC (or enter into any arrangement with respect thereto), subject to certain customary conditions. The Voting Agreements cover approximately 20.75% of KMC’s outstanding voting securities as of the date of the Merger Agreement.

Sponsor Letter Agreement

Simultaneously with the execution of the Merger Agreement, CDAQ, KMC and the Sponsor entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor agreed to (i) vote all of its Class A ordinary shares, par value $0.0001 per share, of CDAQ (the “CDAQ Class A Ordinary Shares”) and its Class B ordinary shares, par value $0.0001 per share, of CDAQ (the “CDAQ Class B Ordinary Shares”) in favor of the Merger Agreement and the Transactions, (ii) waive certain of its anti-dilution protections on its Class B Ordinary Shares, and (iii) convert at the Closing all amounts outstanding under the Promissory Note, dated November 21, 2024, issued by CDAQ to the Sponsor for an aggregate principal amount up to $2,500,000 (the “Sponsor Loan Note”) into CDAQ Class A Ordinary Shares at $10.00 per share, and that upon the issuance and delivery of the CDAQ Class A Ordinary Shares to the Sponsor, the Sponsor Loan Note shall be deemed satisfied in full.

Insider Letter Amendment

Simultaneously with the execution of the Merger Agreement, Pubco, CDAQ, the Sponsor and certain other CDAQ officers and directors entered into an amendment (the “Insider Letter Amendment”) to the letter agreement that was initially entered into in connection with CDAQ’s initial public offering (“IPO”) (as amended, the “Insider Letter”). Pursuant to the Merger Agreement, CDAQ has agreed to use its commercially reasonable efforts to cause the Legacy Sponsor and certain other holders of CDAQ Class B Ordinary Shares to enter into the Insider Letter Amendment by executing joinder agreements thereto. The Insider Letter Amendment (i) adds Pubco as a party to the Insider Letter and (ii) amends the terms of the lock-up set forth in the Insider Letter to be consistent with the lack of a contractual lock-up on the Pubco securities issued to KMC securityholders in the Company Merger, such that effective upon Closing, the post-Closing lock-up provisions are deleted in their entirety and any post-Closing lock-up with respect to any Pubco securities owned by any party thereto will be eliminated.

Seller Registration Rights Agreement

Prior to the Closing, Pubco and certain KMC stockholders who are reasonably expected to be an executive officer, director and/or affiliate of Pubco immediately after the Closing will enter into a registration rights agreement (the “Seller Registration Rights Agreement”), pursuant to which each KMC stockholder party thereto will be granted substantially the same priorities and registration rights as the Sponsor and other holders or registrable securities under the Founder Registration Rights Agreement (as amended by the Founder Registration Rights Agreement Amendment).

Founder Registration Rights Agreement Amendment

Prior to the Closing, Pubco, CDAQ, the Sponsor, the Legacy Sponsor and the other holders of registrable securities under the Registration Rights Agreement which was entered into at CDAQ’s IPO (the “Founder Registration Rights Agreement”) will enter into an amendment to the Founder Registration Rights Agreement (the “Founder Registration Rights Agreement Amendment”), pursuant to which Pubco will assume the registration obligations of CDAQ under the Founder Registration Rights Agreement, have such rights apply to the shares of Pubco common stock in lieu of CDAQ ordinary shares, and the Sponsor, the Legacy Sponsor and the other holders of registrable securities parties thereto will have substantially the same priorities and registration rights as the KMC stockholders under the Seller Registration Rights Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to form of the Voting Agreement, the Sponsor Letter Agreement, the Insider Letter Amendment, form of the Seller Registration Rights Agreement and form of the Founder Registration Rights Agreement Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco, KMC and CDAQ intend to file with the SEC the Registration Statement on Form S-4 that will include a proxy statement of CDAQ and a prospectus (the “proxy statement/prospectus”), as well as other relevant documents concerning the Business Combination. CDAQ will mail the proxy statement/prospectus to its shareholders, seeking their approval of the Business Combination and related matters. INVESTORS AND SHAREHOLDERS OF CDAQ AND OTHER INTERESTED PERSONS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders and other interested persons will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about CDAQ, Pubco and KMC, without charge, once available, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, from CDAQ by going to CDAQ’s website, cdaq-spac.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction, whether pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Each of CDAQ, Pubco, KMC and their respective directors, executive officers and certain other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CDAQ’s shareholders in connection with the Business Combination. Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. Information regarding the directors and executive officers of CDAQ is set forth in CDAQ’s Annual Reports on Form 10-K. Information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute forward-looking statements, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the Business Combination. Such statements include expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding KMC, CDAQ, Pubco and the Business Combination, and statements regarding the anticipated benefits and timing of the completion of the Business Combination, objectives of management for future operations of KMC, expected operating costs of KMC and its subsidiaries, the upside potential and opportunity for investors, KMC’s plan for value creation and strategic advantages, market site and growth opportunities, regulatory conditions and competitive position, the satisfaction of closing conditions to the Business Combination and the level of redemptions of CDAQ’s public shareholders, and KMC’s, Pubco’s and CDAQ’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of CDAQ’s securities; the risk that the Business Combination may not be completed by CDAQ’s business combination deadline; failure to realize the anticipated benefits of the Business Combination; the risk that the redemptions of CDAQ’s public shareholders may reduce the public float of, reduce the liquidity of the trading market of the securities of CDAQ; the risks that CDAQ, KMC and Pubco will not raise the anticipated transaction financing that they are seeking in connection with the Business Combination or that the terms of such financing will be on less desirable terms and conditions than currently anticipated; the risks that the conditions to the consummation of the closing under the Merger Agreement may not be satisfied, including the failure to obtain the listing of Pubco common stock on a national securities exchange upon the closing of the Business Combination, and the Business Combination will not be consummated; costs related to the Business Combination and as a result of becoming a public company; the risk that KMC is an exploration stage mining company that also is developing a desalination plant and has limited operating history; the risks that the Titanium Project is in the exploration stage; the risks that inaccuracies of historical information with respect to KMC’s mineral projects could hinder its exploration plans; the risks that suitable infrastructure may not be available or damage to existing infrastructure may occur; the risks that KMC will require substantial additional capital to explore and/or develop the Cerro Blanco Project and KMC may be unable to raise additional capital on favorable terms or at all; the risks that KMC has a limited operating history on which to evaluate its business and performance, and accordingly, KMC’s prospects must be considered in light of the risks that any new company encounters; the risks that KMC has incurred operating losses since inception on February 18, 2020, expects to incur significant operating losses for the foreseeable future and may never achieve or sustain profitability; the risks that the mining industry is highly competitive; the risks that there may be defects in KMC’s rights under the mining claims that comprise the Titanium Project in Chile, and such defects could impair KMC’s ability to explore for mineralized material and to otherwise develop such property; the risks that KMC faces significant risks and hazards inherent to the development and operation of a water desalination project; the risks that the Water Desalination Project’s success depends on entering into and maintaining long-term water purchase agreements with mining, utility and agricultural off-takers, which may not materialize as expected; the risks that the Water Desalination Project’s off-take portfolio is expected to be concentrated in a limited number of mining customers whose operations and water needs may be affected by commodity price volatility, regulatory changes and other factors; the risks that potential demand and offtake for the Water Desalination Project may be insufficient to support its economic viability or profitability; the risks that KMC may be unable to obtain approvals to increase the permitted capacity of the Water Desalination Project as contemplated, which would limit potential returns and could adversely affect KMC’s business; the risks that although the Water Desalination Project has obtained an Environmental Impact Statement approval and most of the permits required to begin construction, certain key permits and land rights, including final maritime concessions and remaining easements, remain outstanding or subject to renewal and challenge; the risks that the Cerro Blanco Project is located in Chile which makes KMC vulnerable to risks associated with operating in one major geographic area; the risks that changes in laws or regulations regarding mining concessions in Chile could increase KMC’s expenses; the risks that after consummation of the proposed Business Combination, KMC experiences difficulties managing its growth and expanding operations; challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation; and those risk factors discussed in documents of CDAQ, Pubco or KMC filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the final prospectus of CDAQ dated as of October 14, 2021 and filed by CDAQ with the SEC on October 18, 2021, CDAQ’s Quarterly Reports on Form 10-Q, CDAQ’s Annual Reports on Form 10-K and the Registration Statement on Form S-4 and proxy statement/prospectus that will be filed by KMC, Pubco and CDAQ, and other documents filed or to be filed by CDAQ, Pubco and KMC from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of KMC, Pubco or CDAQ presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that KMC, Pubco or CDAQ will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by KMC, Pubco, CDAQ or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

2.1+†	Agreement and Plan of Merger, dated as of January 6, 2026, by and among Compass Digital Acquisition Corp., Titan Holdings Corp., Titan SPAC Merger Sub Corp., Titan Merger Sub Inc. and Key Mining Corp.
10.1†	Form of Voting Agreement, dated as of January 6, 2026, by and among Compass Digital Acquisition Corp., Key Mining Corp. and the shareholder of Key Mining Corp. party thereto.
10.2†	Sponsor Letter Agreement, dated as of January 6, 2026, by and among HCG Opportunity, LLC, Compass Digital Acquisition Corp. and Key Mining Corp.
10.3	Insider Letter Amendment, dated as of January 6, 2026, by and among Compass Digital Acquisition Corp., Titan Holdings Corp., HCG Opportunity, LLC and the other parties thereto.
10.4†	Form of Seller Registration Rights Agreement.
10.5	Form of Founder Registration Rights Agreement Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CDAQ will provide a copy of such omitted materials to the SEC or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS DIGITAL ACQUISITION CORP.

By:	/s/ Nick Geeza
Name:	Nick Geeza
Title:	Chief Financial Officer

Date: January 12, 2026